Second Quarter 2023 Financial Results CRD-A & CRD-B (NYSE) ® Crawford & Company

Forward-Looking Statements & Additional Information Q2 2023 FINANCIAL RESULTS Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the  Investor Relations portion of Crawford & Company's website at https://ir.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, contingent earnout adjustments, non-service pension costs and credits, income taxes and net income or loss attributable to noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights for the Class B Common Stock (CRD-B) and protections for the non-voting Class A Common Stock (CRD-A). More information available on the Company’s website. The two-class method is an earnings allocation method under which earnings per share ("EPS") is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. As a result, the Company may report different EPS for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

STRATEGIC UPDATE Rohit Verma, Chief Executive Officer 3 Q2 2023 FINANCIAL RESULTS

Countries 70 Employees 10,000 50,000 Field Resources $18B+ Claims Managed Annually Crawford Today: Stronger than ever; Partnering with the best Q2 2023 FINANCIAL RESULTS

Climate change continues to drive global demand in weather-related claims Gaining market share within fragmented U.S. independent loss adjusting market Industry-leading Insurtech capabilities creating significant growth in Platforms segment Growing and strengthening strategic partnerships across business segments Uniquely positioned in the industry with the ability to leverage the Crawford ecosystem to deliver end-to-end solutions Increased presence in rapidly growing P&C insurance markets with strong outsourced claims processing tailwinds Growth Drivers Q2 2023 FINANCIAL RESULTS

11th consecutive quarter of revenue growth Revenue growth across ALL business segments Net income increased by nearly 50% YoY Operating earnings up 85% YoY Margin expansion and improved profitability Added $26 million in new and enhanced business $40 million increase in operating cash flow Returning capital to shareholders; raised quarterly dividend to $0.07 per share for the third quarter NPS remains at a healthy level of 46 YoY Revenue Growth Q2 Highlights Q2 2023 FINANCIAL RESULTS 9% YoY Non-GAAP Adjusted Operating Earnings Growth* 85% $293M $321M $12M $23M 6 * See Appendix for non-GAAP explanation and reconciliation 2Q ‘22 2Q ‘23 2Q ‘22 2Q ‘23

Margin Improvement Strategy Driving Results Increased YoY Operating Margins Across Business Segments International Operations 3.9% +463 bps Broadspire 9.7% +14 bps North America Loss Adjusting 5.1% +112 bps +380bps 12.3% Platform Solutions Align pricing with the value we deliver Aggressively address low productivity pockets Optimize cost structure to current market dynamics Roll out new systems and improved processes for efficiency gains Q2 2023 FINANCIAL RESULTS

Our Capital Allocation Strategy Q2 2023 FINANCIAL RESULTS Committed to Employing a Disciplined Approach to Capital Allocation Investing in long-term growth through Cap Ex and M&A  Debt Repayment Reduce leverage (1.80x EBITDA in Q2 2023) Raised quarterly dividend to $0.07 per share  for CRD-A and CRD-B Returned over $120 million of capital to shareholders through share buybacks and dividends since 2019

Q2 2023 FINANCIAL RESULTS OPERATIONAL UPDATE Joseph Blanco, President

International Operations Comprised of All Reported Service Lines Outside of North America: UK Europe Australia Asia Latin America Legal Services 30% of YTD revenues North America Loss Adjusting Broadspire (US-only) Platform Solutions (US-only) Third Party Administration for: Workers' Compensation Auto and Liability Claims Medical Management Disability RMIS Accident and Health Service Lines Include: Contractor Connection Networks Catastrophe WeGoLook Subrogation (Praxis) Comprised of the Following North American Service Lines: US GTS US Field Ops Canada Loss Adjusting Canada TPA Canada Contractor Connection edjuster 24% of YTD revenues 26% of YTD revenues 20% of YTD revenues Operating Segments Q2 2023 FINANCIAL RESULTS

Q2 revenue growth of 15% over prior year Expert adjuster additions continued through Q2 New account nominations with strong growth in forensic accounting and engineering GTS and Field Ops collaboration driving increased market share and subsequent improved utilization Operating margin expanded 112 bps over prior year North America Loss Adjusting Q2 Revenues $75.8M Q2 Operating Earnings $3.9M Q2 2023 FINANCIAL RESULTS

Q2 revenue growth of 1.7% over prior year and 8.3% when measured in constant currency $4.4 million OE improvement with continued growth in UK TPA business, large loss performance in Latin America, and efficiency improvement measures in Europe driving increased margins Actions to improve pricing and productivity drove favorable results Operating margin expanded 463 bps YoY Q2 2023 FINANCIAL RESULTS Q2 Revenues $95.3M International Operations Q2 Operating Earnings $3.7M

Q2 revenue growth of 5% YoY, aided by increased Medical Management revenue growth of over 7% from prior year New sales momentum in alternative markets and data & analytical services  Innovative technology including advanced data analytics and predictive modeling driving market share increase Operating margin expanded 14 bps YoY Retained 97% of our Broadspire business year to date Broadspire Q2 2023 FINANCIAL RESULTS Q2 Revenues $83.9M Q2 Operating Earnings $8.1M

Q2 revenue growth of 22% over prior year Next generation software driving repeatable SaaS revenue and enabling Crawford’s goal to touch every claim Networks revenues grew 18% YoY; Contractor Connection revenues grew 14% Subrogation revenues nearly doubled YoY Increased contribution from Contractor Connection from pricing actions and increased client utilization Operating margin expanded 380 bps YoY Platform Solutions Q2 2023 FINANCIAL RESULTS Q2 Revenues $65.6M Q2 Operating Earnings $8.1M

FINANCIAL UPDATE Bruce Swain, Chief Financial Officer Q2 2023 FINANCIAL RESULTS

Q2 2023 Financial Summary Q2 2023 FINANCIAL RESULTS (1) See Appendix for non-GAAP explanation and reconciliation Quarter Ended ($ in millions, except per share amounts) June 30, 2023 June 30, 2022 % Change Revenues $320.7 $293.3 9% Non-GAAP Revenues excluding foreign exchange fluctuations(1) $328.1 $293.3 12% Net Income Attributable to Shareholders of Crawford & Company $8.4 $5.8 45% Diluted Earnings per Share CRD-A $0.17 $0.12 42% CRD-B $0.17 $0.12 42% Non-GAAP Diluted Earnings per Share (1) CRD-A $0.24 $0.15 60% CRD-B $0.24 $0.15 60% Adjusted Operating Earnings (1) $22.8 $12.3 85% Adjusted Operating Margin (1) 7.1% 4.2% 290 bps Adjusted EBITDA (1) $31.5 $21.2 49% Adjusted EBITDA Margin (1) 9.8% 7.2% 260 bps

North America Loss Adjusting Q2 2023 FINANCIAL RESULTS Three months ended (in thousands, except percentages) June 30, 2023 June 30, 2022 Variance Revenues $75,827 $65,775 15.3% Direct expenses 62,469 54,507 14.6% Gross profit 13,358 11,268 18.5% Indirect expenses 9,458 8,619 9.7% Operating earnings $3,900 $2,649 47.2% Gross profit margin 17.6% 17.1% 0.5% Operating margin 5.1% 4.0% 1.1% Total cases received 73,685 76,419 (3.6)% Full time equivalent employees 2,055 1,992 3.2%

International Operations Q2 2023 FINANCIAL RESULTS Three months ended (in thousands, except percentages) June 30, 2023 June 30, 2022 Variance Revenues $95,312 $93,710 1.7% Direct expenses 78,281 80,297 (2.5)% Gross profit 17,031 13,413 27.0% Indirect expenses 13,289 14,074 (5.6)% Operating earnings (loss) $3,742 $(661) nm Gross profit margin 17.9% 14.3% 3.6% Operating margin 3.9% (0.7)% 4.6% Total cases received 114,073 147,297 (22.6)% Full time equivalent employees 3,643 3,625 0.5%

Broadspire Q2 2023 FINANCIAL RESULTS Three months ended (in thousands, except percentages) June 30, 2023 June 30, 2022 Variance Revenues $83,888 $80,114 4.7% Direct expenses 64,128 62,383 2.8% Gross profit 19,760 17,731 11.4% Indirect expenses 11,612 10,064 15.4% Operating earnings $8,148 $7,667 6.3% Gross profit margin 23.6% 22.1% 1.5% Operating margin 9.7% 9.6% 0.1% Total cases received 143,448 139,123 3.1% Full time equivalent employees 2,614 2,463 6.1%

Platform Solutions Q2 2023 FINANCIAL RESULTS Three months ended (in thousands, except percentages) June 30, 2023 June 30, 2022 Variance Revenues $65,638 $53,746 22.1% Direct expenses 51,726 43,895 17.8% Gross profit 13,912 9,851 41.2% Indirect expenses 5,806 5,255 10.5% Operating earnings $8,106 $4,596 76.4% Gross profit margin 21.2% 18.3% 2.9% Operating margin 12.3% 8.6% 3.7% Total cases received 116,131 117,867 (1.5)% Full time equivalent employees 1,473 1,224 20.3%

Additional Financial Matters Q2 2023 FINANCIAL RESULTS Unallocated Corporate and Shared Costs and Credits Unallocated corporate costs of $1.1 million in Q2 ‘23 compared to costs of $1.9 million in the prior year Variance was primarily due to an offset to certain internal allocations and other cost reductions Non-service Pension Costs and Credits During Q2 ‘23 non-service pension costs were $2.1 million compared to a $(0.6M) credit in Q2 ‘22 These costs and credits are not a component of operating earnings and are added back for non-GAAP earnings and EPS Contingent Earnout  Adjustment Recognized a pre-tax contingent earnout expense totaling $0.7 million in Q2 ‘23, compared to $0.3 million in the prior year Based on changes to projections of certain acquired entities Quarterly Dividend Following Q2 ‘23 Crawford raised the quarterly dividend to $0.07 per share Share Repurchases There were no shares repurchased in Q2 ‘23 Approximately 1.8 million shares are eligible to be repurchased under our 2021 Share Repurchase Authorization

Balance Sheet Highlights Q2 2023 FINANCIAL RESULTS (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) June 30, 2023 December 31, 2019 Dec 31, 2022 December 31, 2018 Change Change Cash and cash equivalents $ 47,479 $ 46,007 $ 1,472 Accounts receivable, net 160,333 141,106 19,227 Unbilled revenues, net 129,121 126,274 2,847 Total receivables 289,454 267,380 22,074 Goodwill 76,720 76,622 98 Intangible assets arising from business acquisitions, net 86,852 88,039 (1,187) Deferred revenues 59,422 54,019 5,403 Pension liabilities 25,250 25,914 (664) Short-term borrowings and current portion of finance leases 30,552 27,048 3,504 Long-term debt, less current portion 212,217 211,810 407 Total debt 242,769 238,858 3,911 Total stockholders' equity attributable to Crawford & Company 151,358 124,543 26,815 Net debt (1) 195,290 192,851 2,439

Net Debt and Pension Liability Q2 2023 FINANCIAL RESULTS $195.3M Net debt at $195.3 million $171.7M Leverage Ratio of 1.80x EBITDA at end of Q2 2023 $25.3M Pension liability at $25.3 million $87.0M Funded Ratio of US pension plan is 93.4% at end of Q2 2023

Operating and Free Cash Flow Q2 2023 FINANCIAL RESULTS (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) 2023 2019 2022 2018 Change Change Net Income Attributable to Shareholders of Crawford & Company $ 19,108 $ 10,926 $ 8,182 Depreciation and Other Non-Cash Operating Items 20,817 21,932 (1,115) Loss (Gain) on Disposals of Property and Equipment, net 116 (1,544) 1,660 Contingent Earnout Adjustments 973 2,359 (1,386) Billed Receivables Change (15,107) 1,241 (16,348) Unbilled Receivables Change 1,828 (27,557) 29,385 Change in Accrued Compensation, 401K, and Other Payroll (5,563) (16,805) 11,242 Change in Accrued and Prepaid Income Taxes (1,217) (5,275) 4,058 Other Working Capital Changes 7,239 2,296 4,943 U.K. Pension Contributions (1,025) (325) (700) Cash Flows from Operating Activities 27,169 (12,752) 39,921 Property & Equipment Purchases, net (1,914) (3,123) 1,209 Capitalized Software (internal and external costs) (16,031) (12,561) (3,470) Free Cash Flow(1) $ 9,224 $ (28,436) $ 37,660

Financial strength and liquidity provide flexibility to pursue market opportunities Leveraging established relationships with carriers to create “sticky” revenue Positioned to capitalize on the changing landscape due to climate change and demographic shifts Leading the industry with next generation Insurtech capabilities Summary Q2 2023 FINANCIAL RESULTS

Appendix: Non-GAAP Financial Information 26 Q2 2023 FINANCIAL RESULTS

Non-GAAP Financial Information Q2 2023 FINANCIAL RESULTS Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures.

Non-GAAP Financial Information (cont.) Q2 2023 FINANCIAL RESULTS Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, contingent earnout adjustments, non-service pension costs and credits, income taxes and net income or loss attributable to noncontrolling interests. Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, contingent earnout adjustments, non-service pension costs and credits, income taxes and stock-based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Revenue, Operating Earnings, Pretax Earnings, Net Income, Diluted Earnings per Share and EBITDA Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of amortization of customer-relationship intangible assets, contingent earnout adjustments, and non-service pension costs and credits, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations.

The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business: Total Revenue Before Reimbursements by Major Currency Q2 2023 FINANCIAL RESULTS   Three Months Ended   (in thousands) June 30, 2023   June 30, 2022   Geographic Area Currency USD equivalent % of total   USD equivalent % of total   U.S. USD $ 201,246 62.8% $ 174,959 59.6%   U.K. GBP 34,725 10.8% 33,435 11.4%   Canada CAD 24,107 7.5% 24,676 8.4%   Australia AUD 22,926 7.1% 23,643 8.1%   Europe EUR 14,301 4.5% 14,372 4.9%   Rest of World Various 23,360 7.3%   22,260 7.6%   Total Revenues, before reimbursements $ 320,665 100.0% $ 293,345 100.0%

Revenues and Costs of Services Provided Reconciliation of Non-GAAP Items Q2 2023 FINANCIAL RESULTS Quarter Ended Quarter Ended Quarter Ended Quarter Ended Unaudited ($ in thousands) June 30, 2023 December 31, June 30, 2022 December 31, 2019 2018 Revenues Before Reimbursements Total Revenues $ 333,738 $ 303,651 Reimbursements (13,073) (10,306) Revenues Before Reimbursements 320,665 293,345 Costs of Services Provided, Before Reimbursements Total Costs of Services 247,104 228,440 Reimbursements (13,073) (10,306) Costs of Services Provided, Before Reimbursements $ 234,031 $ 218,134

Operating Earnings Reconciliation of Non-GAAP Items (cont.) Q2 2023 FINANCIAL RESULTS Quarter Ended Quarter Ended Quarter Ended Quarter Ended June 30, 2023 December 31, June 30,2022 December 31, Unaudited ($ in thousands) 2019 2018 North America Loss Adjusting $ 3,900 $ 2,649 International Operations 3,742 (661) Broadspire 8,148 7,667 Platform Solutions 8,106 4,596 Unallocated corporate and shared costs and credits, net (1,098) (1,945) Consolidated Operating Earnings 22,798 12,306 (Deduct) Add: Net corporate interest expense (4,309) (1,780) Stock option expense (139) (130) Amortization expense (1,979) (2,060) Non-service pension costs and credits (2,095) 572 Contingent earnout adjustments (725) (303) Income tax provision (5,206) (2,768) Net loss (income) attributable to noncontrolling interests 82 (7) Net Income Attributable to Shareholders of Crawford & Company $ 8,427 $ 5,830

Adjusted EBITDA Reconciliation of Non-GAAP items (cont.) Q2 2023 FINANCIAL RESULTS Quarter Ended December 31, Quarter Ended December 31, June 30, 2023 December 31, June 30, 2022 December 31, Unaudited ($ in thousands) 2019 2018 Net income attributable to shareholders of Crawford & Company $ 8,427 $ 5,830 Add (Deduct): Depreciation and amortization 9,191 9,356 Stock-based compensation 1,586 1,750 Net corporate interest expense 4,309 1,780 Non-service pension costs and credits 2,095 (572) Contingent earnout adjustments 725 303 Income tax provision 5,206 2,768 Adjusted EBITDA $ 31,539 $ 21,215

Net Debt Non-GAAP Financial Information (cont.) Q2 2023 FINANCIAL RESULTS June 30, 2023 December 31, Dec 31, 2022 December 31, Unaudited ($ in thousands) 2019 2018 Short-term borrowings $ 30,494 $ 26,990 Current installments of finance leases and other obligations 58 58 Long-term debt and finance leases, less current installments 212,217 211,810 Total debt 242,769 238,858 Less: Cash and cash equivalents 47,479 46,007 Net debt $ 195,290 $ 192,851

Segment Gross Profit Non-GAAP Financial Information (cont.) Q2 2023 FINANCIAL RESULTS Three months ended Three months ended ($ in thousands) June 30, 2023 December 31, 2019 June 30, 2022 December 31, 2018 North America Loss Adjusting $ 13,358 $ 11,268 International Operations 17,031 13,413 Broadspire 19,760 17,731 Platform Solutions 13,912 9,851 Segment gross profit 64,061 52,263 Segment indirect costs: North America Loss Adjusting (9,458) (8,619) International Operations (13,289) (14,074) Broadspire (11,612) (10,064) Platform Solutions (5,806) (5,255) Unallocated corporate and shared costs, net (1,098) (1,945) Consolidated operating earnings 22,798 12,306 Net corporate interest expense (4,309) (1,780) Stock option expense (139) (130) Amortization expense (1,979) (2,060) Non-service pension costs and credits (2,095) 572 Contingent earnout adjustments (725) (303) Income tax provision (5,206) (2,768) Net loss (income) attributable to noncontrolling interests 82 (7) Net income attributable to shareholders of Crawford & Company $ 8,427 $ 5,830

35

Reconciliation of Second Quarter Non-GAAP Results

Three Months Ended June 30, 2023

Unaudited ($ in thousands)	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share	Diluted Earnings per CRD-B Share
GAAP	$ 13,551	$ 8,427	$ 0.17	$ 0.17
Adjustments:				
Amortization of intangible assets	1,979	1,484	0.03	0.03
Non-service-related pension costs	2,095	1,557	0.03	0.03
Contingent earnout adjustments	725	537	0.01	0.01
Non-GAAP Adjusted	$ 18,350	$ 12,005	$ 0.24	$ 0.24

Three Months Ended June 30, 2022

Unaudited ($ in thousands)	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share[1]	Diluted Earnings per CRD-B Share[1]
GAAP	$ 8,605	$ 5,830	$ 0.12	$ 0.12
Adjustments:				
Amortization of intangible assets	2,060	1,545	0.03	0.03
Non-service-related pension credits	(572)	(444)	(0.01)	(0.01)
Contingent earnout adjustments	303	224	—	—
Non-GAAP Adjusted	$ 10,396	$ 7,155	$ 0.15	$ 0.15

(1) Sum of reconciling items may differ from total due to rounding of individual components

Crawford | Q2 2023 FINANCIAL RESULTS

Reconciliation of Year to Date Non-GAAP Results Q2 2023 FINANCIAL RESULTS Six Months Ended June 30, 2023 Unaudited ($ in thousands) Pretax Earnings Pretax (Loss) Earnings Net Income Attributable to Crawford & Company Net (Loss) Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share(1) Diluted (Loss) Earnings per CRD-A Share Diluted Earnings per CRD-B Share Diluted (Loss) Earnings per CRD-B Share GAAP $ 29,552 $ 19,108 $ 0.39 $ 0.39 Adjustments: Amortization of intangible assets 3,878 2,909 0.06 0.06 Non-service-related pension costs 4,266 3,170 0.06 0.06 Contingent earnout adjustments 973 720 0.02 0.02 Non-GAAP Adjusted $ 38,669 $ 25,907 $ 0.52 $ 0.53 Six Months Ended June 30, 2022 Unaudited ($ in thousands) Pretax Earnings Pretax Earnings Net Income Attributable to Crawford & Company Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share Diluted Earnings per CRD-B Share GAAP $ 16,187 $ 10,926 $ 0.22 $ 0.22 Adjustments: Amortization of intangible assets 3,786 2,840 0.06 0.06 Non-service-related pension credits (1,115) (865) (0.02) (0.02) Contingent earnout adjustments 2,359 1,747 0.03 0.03 Non-GAAP Adjusted $ 21,217 $ 14,648 $ 0.29 $ 0.29 (1) Sum of reconciling items may differ from total due to rounding of individual components